                                                                    EXHIBIT 10.6

                           T.K.G. ACQUISITION CORP.


                            STOCKHOLDERS AGREEMENT
                      (COMMON STOCK AND PREFERRED STOCK)

          Stockholders Agreement, dated as of this 29th day of February, 1996, by and among Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"); the individuals whose names and addresses appear from time to time on Schedule I hereto (the "Management Investors"); the persons whose names and addresses appear from time to time on Schedule II hereto (the "Non-Management Investors," and, together with the Management Investors, the "Third Party Investors" and, together with Warburg and the Management Investors, the "Investors"); and T.K.G. Acquisition Corp., a Delaware corporation (the "Company"). Certain terms used in this Agreement are defined in Section 8 hereof.


                                 R E C I T A L S
                                 ---------------

          WHEREAS, certain of the Investors, pursuant to the terms of certain subscription agreements with the Company (collectively, the "Subscription Agreements"), have agreed to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") and the Series A 12% Participating Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock"); and

          WHEREAS, the Investors and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company and the disposition and voting of the shares of Common Stock and Preferred Stock purchased by the Investors pursuant to the Subscription Agreements, together with any other shares of Common Stock or Preferred Stock acquired by them (other than shares of Common Stock issued under the T.K.G. Acquisition Corp. 1996 Stock Incentive Plan (as it may be amended from time, the "Stock Plan")) (collectively, the "Shares").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

          1.   COVENANTS OF THE PARTIES
               ------------------------

          (a) Legends.  The certificates evidencing the Shares acquired by the
              -------
Investors pursuant to the Subscription Agreements or their permitted transferees will bear the following legend reflecting the restrictions on the transfer of such securities contained in this Agreement:

          "The securities evidenced hereby are subject to the terms of that certain Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, by and among the Company and certain holders of the Common Stock and Preferred Stock, including certain restrictions on transfer and rights of first refusal. A copy of such Stockholders Agreement has been filed with the Secretary of the Company and is available upon request."

          (b)  Election of Directors.
               ---------------------

          (i) As of the date hereof, the Board of Directors of the Company (the "Board") will consist of Burton B. Staniar ("Staniar"), John H. Lynch ("Lynch"), John L. Vogelstein, Sidney Lapidus, Jeffrey A. Harris and Kewsong Lee. From and after the date hereof, the Investors and the Company shall take all action within their respective power, including but not limited to, the voting of all shares of capital stock of the Company owned by them, required to cause the Board to consist of six members or such other number as the Board may from time to time establish, and at all times throughout the term of this Agreement to include (A) that number of Warburg Directors as shall constitute a majority of the Board, or, at Warburg's written election, which election shall be irrevocable, as shall constitute one director less than a majority of the Board,
(B) Staniar, who shall be entitled to be a member of the Board until termination of his employment in accordance with the terms of the Staniar Employment Agreement, and (C) Lynch, who shall be entitled to be a member of the Board until termination of his employment in accordance with the terms of the Lynch Employment Agreement.

     (ii) From the later of the date on which the Company completes an Initial Public Offering and the date (the "Lender Board Requirement Termination Date") when the Company's lenders no longer require that Warburg Directors constitute a majority of the Board: (i) for as long as Warburg owns beneficially at least 50% of the outstanding shares of Common Stock or Preferred Stock, the Company and each Investor will nominate and use its best efforts to have four Warburg Directors elected to the Board, (ii) for as long as Warburg owns beneficially at least 25% of the outstanding shares of Common Stock or Preferred Stock, the Company and each Investor will nominate and use its best efforts to have three Warburg Directors elected to the Board, (iii) for as long as Warburg owns beneficially at least 15% of the outstanding shares of Common Stock or Preferred Stock, the Company and each Investor will nominate and use its best efforts to have two Warburg Directors elected to the Board and (iv) for as long as Warburg owns beneficially at least 5% of the outstanding shares of Common Stock or Preferred Stock, the Company and each Investor will nominate and use its best efforts to have one Warburg Director elected to the Board.

     (c) Replacement Directors.  In the event that any Warburg Director is
         ---------------------
unable to serve, or once having commenced to serve, is removed or withdraws from the Board (a "Withdrawing Director"), such Withdrawing Director's replacement (the "Substitute Director") will be designated by Warburg. A Warburg Director may be removed, with or without cause, by Warburg, and Warburg shall thereafter have the right to nominate a replacement for such director. The Investors and the Company agree to take all action within their respective power, including but not limited to, the voting of all shares of capital stock of the Company owned by them, to cause the election of such Substitute Director promptly following his or her nomination pursuant to this Section 1(c).

          (d)  Subscription Right.  If at any time after the date hereof, except
               ------------------
for (i) grants or issuances of equity securities pursuant to the Stock Plan or any other incentive plan for the Company's or any of its Subsidiaries' directors or employees (collectively, "Plan Stock") and (ii) securities issuable upon exercise of previously issued warrants, options or other rights to acquire equity securities or upon conversion of previously issued securities convertible into equity securities, the Company proposes to sell equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company, then, as to each Investor who holds shares of capital stock of the Company, the Company shall:

                 (i) give written notice setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof and interest rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as may be reasonably required in order to evaluate the proposed issuance; and

                 (ii) offer to sell to each such Investor a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of shares of Preferred Stock then held by such Investor (and if no shares of Preferred Stock are outstanding, then the number of shares of Common Stock (other than Plan Stock)) by (y) the total number of shares of Preferred Stock then outstanding (and if no shares of Preferred Stock are outstanding, then the number of shares of Common Stock (other than Plan Stock)).

Each such Investor must exercise its purchase rights hereunder within ten (10) days after receipt of such notice from the Company. If all of the Proposed Securities offered to such Investors are not fully subscribed by such Investors, the remaining Proposed Securities will be reoffered to those Investors purchasing their full allotment upon the terms set forth in this Section 1(d) (with an allocation based on the respective percentages of the aggregate number of shares of Preferred Stock held by such Investors and, if no shares of Preferred Stock are outstanding, then of the aggregate number of shares of Common Stock (other than Plan Stock)), until all such Proposed Securities are fully subscribed for or until all such Investors have subscribed for all such Proposed Securities which they desire to purchase, except that such Investors must exercise their purchase rights within five days after receipt of all such reoffers. To the extent that the Company offers two or more securities in units, Investors must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

       Upon the expiration of the offering periods described above, the Company will be free to sell such Proposed Securities that the Investors have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Proposed Securities offered or sold by the Company after such 90-day period must be reoffered to the Investors pursuant to this
Section 1(d). The election by an Investor not to exercise its subscription rights under this Section 1(d) in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Investors the rights described in this Section 1(d) shall be void and of no force and effect.

       (e)  Additional Investors.  The parties hereto acknowledge that, subject
            --------------------
to the terms hereof, certain employees of the Company or its Subsidiaries or other investors may become shareholders of the Company after the date hereof and that each such employee or other investor will be required, as a condition to the issuance of shares of Common Stock or Preferred Stock to them, to execute a Joinder Agreement in the form attached hereto as Exhibit A (the "Joinder Agreement"). Upon execution of a Joinder Agreement, each such employee or other investor shall be deemed to be a Management Investor (with respect to employees of the Company or its Subsidiaries) or a Non-Management Investor (with respect to additional investors who are not employees of the Company or its Subsidiaries) under this Agreement and shall be entitled to all of the rights and benefits afforded to, and shall be subject to all the obligations of, such Investors hereunder.

          2.   TRANSFER OF STOCK
               -----------------

          (a) Resale of Securities.  Without the approval of the Board, no Third
              --------------------
Party Investor shall Transfer any Shares, or any beneficial interest therein, other than in accordance with the provisions of this Section 2. Any Transfer or purported Transfer made in violation of this Section 2 shall be null and void and of no effect.

          (b) Rights of First Refusal.  No Third Party Investor shall Transfer
              -----------------------
any Shares, or any beneficial interest therein (except (i)(x) to an Affiliate of such Investor or to members of such Third Party Investor's immediate family or trusts for the benefit of such Investor or such Third Party Investor's immediate family, and (y) upon the death of any Management Investor, to his or her respective executors, administrators, or testamentary trustees; to a corporation or partnership, the sole stockholders or limited or general partners of which include only such Management Investor and members of such Management Investor's immediate family; a transfer from a Management Investor's trust or other transferee back to such Management Investor; a transfer to the legal guardian of a disabled Management Investor or of a Management Investor's disabled immediate family member, provided in each instance in this clause (i) that such transferee
               --------
executes and delivers to the Company and Warburg a Joinder Agreement, or (ii) to Warburg or an Affiliate thereof), unless the Third Party Investor desiring to make the Transfer (hereinafter referred to as the "Transferor") shall have first made the offers to sell to the Company and then to Warburg as contemplated by
Section 2(c) through 2(i), and such offers shall not have been accepted.

          (c) Offer by Transferor.  Copies of the Transferor's offer shall be
              -------------------
given to the Company and Warburg and shall consist of an offer to sell to the Company or, failing its election to purchase, then to Warburg, all of the shares then proposed to be transferred by the Transferor (the "Subject Shares") pursuant to a bona fide offer of a third party, to which copies shall be attached a statement of intention to Transfer to such third party, the name and address of the prospective third party transferee, the number of shares of Common Stock and/or Preferred Stock involved in the proposed Transfer and terms of such Transfer.

          (d) Acceptance of Offer.  (i) Within 10 days after the receipt of the
              -------------------
offer described in Section 2(c), the Company may, at its option, elect to purchase all, but not less than all, of the Subject Shares. The Company shall exercise such option by giving notice thereof to the Transferor and to Warburg within such 10 day period.

          (ii) In the event that the Company does not exercise its option to purchase the Subject Shares within such 10 day period, Warburg may exercise its election to purchase all, but not less than all, of the Subject Shares by giving notice thereof to the Transferor and to the Company within 10 days after receipt of notice from the Transferor in accordance with Section 2(c) to the effect that the Company did not exercise its option to purchase.

          (iii) In either event, the notice required to be given by the purchasing party (the "Purchaser") shall specify a date for the closing of the purchase which shall not be more than 30 days after the date of the giving of such notice.

          (e) Purchase Price.  The purchase price per share for the Subject
              --------------
Shares shall be the price per share offered to be paid by the prospective transferee described in the offer, which price shall be paid in cash or, if so provided in the offer of the prospective transferee, cash plus deferred payments of cash in the same proportions, and with the same terms of deferred payment as therein set forth.

          (f) Consideration Other Than Cash.  If the offer of Subject Shares
              -----------------------------
under this Section 2 is for consideration other than cash or cash plus deferred payments of cash, the Purchaser shall pay the cash equivalent of such other consideration. If the Transferor and the Purchaser cannot agree on the amount of such cash equivalent within 10 days after the beginning of the 10-day period under Section 2(d)(i), any of such parties may, by 3 days' written notice to the other, initiate appraisal proceedings under Section 2(g) for determination of the cash equivalent.

          (g) Appraisal Procedure.  If any party shall initiate an appraisal
              -------------------
procedure to determine the amount of the cash equivalent of any consideration for Subject Shares under Section 2(f), then the Transferor, on the one hand, and the Purchaser, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a reputable valuation firm. Each appraiser shall, within 30 days of appointment, separately investigate the value of the consideration for the Subject Shares as of the proposed transfer date and shall submit a notice of an appraisal of that value to each party. Each appraiser shall be instructed to determine such value without regard to income tax consequences to the Transferor as a result of receiving cash rather than other consideration. If, upon the completion of the initial appraisals (the "Earlier Appraisals"), the higher appraised value of such consideration is not more than 110% of the lower appraised value of such consideration, the average of the two appraisals on a per share basis shall be controlling as the amount of the cash equivalent. If the higher appraised value is more than 110% of the lower appraised value, the appraisers, within 10 days of the submission of the last appraisal, shall appoint a third appraiser who shall be member of a reputable valuation firm. The third appraiser shall, within 30 days of his appointment, appraise the value of the consideration for the

Subject Shares (without regard to the income tax consequences to the Transferor as a result of receiving cash rather than other consideration) as of the proposed transfer date and submit notice of his appraisal to each party. The value determined by the third appraiser shall be controlling as the amount of the cash equivalent unless the value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless that value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit his appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Transferor and one-half by the Purchaser.

          (h) Closing of Purchase.  The closing of the purchase shall take place
              -------------------
at the office of the Company or such other location as shall be mutually agreeable and the purchase price, to the extent comprised of cash, shall be paid at the closing, and cash equivalents and documents evidencing any deferred payments of cash permitted pursuant to Section 2(e) above shall be delivered at the closing. At the closing, the Transferor shall deliver to the Purchaser the certificates evidencing the Subject Shares to be conveyed, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto.

          (i) Release from Restriction; Termination of Rights.  If the offer to
              -----------------------------------------------
sell is neither accepted by the Company nor by Warburg, the Transferor may make a bona fide Transfer to the prospective transferee named in the statement attached to the offer in accordance with the agreed upon terms of such Transfer, provided, that (A) such Transfer shall be made only in strict accordance with
--------
the terms therein stated and (B) the transferee executes and delivers to the Company and Warburg a copy of the Joinder Agreement. If the Transferor shall fail to make such Transfer within sixty (60) days following the expiration of the time hereinabove provided for the election by Warburg or, in the event the Purchaser revokes an election to purchase the Subject Shares pursuant to Section 2(f), within sixty (60) days of the date of such notice of revocation, such Shares shall again become subject to all the restrictions of this Section 2.

          3.   RIGHT OF CO-SALE.
               ----------------

          (a) In the event that Warburg intends to Transfer (i) shares of Common Stock which, together with any previous sales of shares of Common Stock by Warburg, represent more than fifteen percent (15%) of the issued and outstanding shares of Common Stock on a cumulative basis or (ii) shares of Preferred Stock which, together with any previous sales of shares of Preferred Stock by Warburg, represent more than fifteen percent (15%) of the issued and outstanding shares of Preferred Stock on a cumulative basis (in each case other than to an Affiliate of

Warburg or pursuant to a distribution of such shares to its partners), Warburg shall notify each other Investor holding shares of such class of stock, in writing, of such Transfer and its terms and conditions (the "Proposed Sale"). Within 10 days of the date of such notice, each Investor that wishes to participate in the Proposed Sale shall so notify Warburg in writing (a "Transfer Notice"). In the event Warburg fails to receive a Transfer Notice from any Investor within such 10-day period, such Investor shall be deemed to have declined to participate in the Proposed Sale. Each Investor delivering a Transfer Notice shall have the right to sell, at the same price and on the same terms as Warburg, that number of shares of Common Stock or Preferred Stock, as the case may be, equal to the number of shares of Common Stock or Preferred Stock, as the case may be, the third party proposes to purchase multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock or Preferred Stock (other than Plan Stock), as the case may be, issued and owned by such Investor and the denominator of which shall be the aggregate number of shares of Common Stock or Preferred Stock (other than Plan Stock), as the case may be, issued and owned by Warburg and each other Investor (including such Investor exercising its rights under this Section 3). Nothing contained herein shall obligate Warburg to consummate the Proposed Sale or limit Warburg's right to amend or modify the terms of the Proposed Sale in any respect; provided that the Investors are offered the opportunity to participate in the Proposed Sale on such amended or modified terms.

          (b) Notwithstanding anything contained in this Section 3, in the event that all or a portion of the consideration to be paid in the Proposed Sale consists of securities and the sale of such securities to Investors would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any applicable state securities law, then, at the option of Warburg, the Third Party Investors may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board unless (i) the holders of a majority of the shares other than those held by Warburg or its Affiliates or (ii) Management Investors holding a majority of shares held by Management Investors shall request an appraisal, in which case the appraisal procedure set forth in Section 2(g) shall be followed as closely as practicable, with such majority holders (which shall include Management Investors holding a majority of such shares held by Management Investors), on the one hand, and Warburg, on the other hand, each appointing an appraiser meeting the qualifications set forth in said Section 2(g).

          4.   DRAG-ALONG RIGHT
               ----------------

          (a) If at any time and from time to time after the date of this Agreement, the holder or holders of a majority of the outstanding shares of voting capital stock of the Company (the "Proposed Transferors") wish to Transfer in a bona fide arms' length sale all shares of Common Stock and Preferred Stock then owned by them to any Person or Persons who are not Affiliates of the Proposed Transferors (for purposes of this Section 4(a), the "Proposed Transferee"), the Proposed Transferors shall have the right (the "Drag-Along Right") to require each Investor to sell to the Proposed Transferee all shares of Common Stock and Preferred Stock (for the same per share consideration received by the Proposed Transferor for each such class of capital stock) then held by the Investors, subject to purchase by the Proposed Transferee. Each Investor agrees to take all steps necessary to enable him or it to comply with the provisions of this Section 4(a), including, if necessary, voting any shares of Common Stock and Preferred Stock in favor of the transaction with the Proposed Transferee (whether effected as a merger or otherwise) to facilitate the Proposed Transferors' exercise of a Drag-Along Right.

          (b) To exercise a Drag-Along Right, the Proposed Transferors shall give each Investor a written notice (for purposes of this Section 4, a "Drag-Along Notice") containing (i) the number of shares of Common Stock and Preferred Stock that the Proposed Transferee proposes to acquire from the Proposed Transferors, (ii) the name and address of the Proposed Transferee, and (iii) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee's offer. Each Investor shall thereafter be obligated to sell the shares of Common Stock (and, if applicable, Preferred Stock) subject to such Drag-Along Notice, provided that the sale to the Proposed
                                          --------
Transferee is consummated within 120 days of delivery of the Drag-Along Notice. If the sale is not consummated within such 120-day period, then each Investor shall no longer be obligated to sell such shareholder's shares pursuant to that specific Drag-Along Right but shall remain subject to the provisions of this
Section 4.

          (c) Notwithstanding anything contained in this Section 4, in the event that all or a portion of the purchase price consists of securities and the sale of such securities to the Investors would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any applicable state securities law, then, at the option of the Proposed Transferors, the Third Party Investors may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board unless (i) the Third Party Investors holding a majority of the shares or (ii) Management Investors holding a majority of shares held by

Management Investors shall request an appraisal, in which case the appraisal procedure set forth in Section 2(g) shall be followed as closely as practicable, with such majority holders (which shall include Management Investors holding a majority of such shares held by Management Investors), on the one hand, and Warburg, on the other hand, each appointing an appraiser meeting the qualifications set forth in Section 2(g).

          5.   INFORMATION AS TO COMPANY AND RELATED COVENANTS
               -----------------------------------------------

          (a) Investor Financial Information.  From and after the date hereof,
              ------------------------------
the Company shall deliver to each Investor owning more than 5% of the issued and outstanding shares of Common Stock or Preferred Stock (except for the annual reports referred to in (a)(ii) below, which shall be delivered to each Investor as long as such Investor owns any shares of Common Stock or Preferred Stock):

          (i) Quarterly Statements.  As soon as practicable, and in any event
              --------------------
within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet, statement of income and statement of changes in cash flow of the Company and its Subsidiaries (as hereinafter defined) as of the close of such quarter and the portion of the Company's fiscal year ending on the last day of such quarter, all in reasonable detail and prepared in accordance with U.S. generally accepted accounting principles, consistently applied, subject to audit and year end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous year;

          (ii) Annual Statements.  As soon as practicable after the end of each
               -----------------
fiscal year of the Company, and in any event within 120 days thereafter, a copy of the consolidated balance sheet, and consolidated statements of income, stockholders' equity and changes in cash flow of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position and results of operations of the Company and its Subsidiaries on a consolidated basis and have been prepared in accordance with U.S. generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

          (b) Director Materials.  The Company shall prepare and deliver to each
              ------------------
director of the Company:

          (i) Monthly Financial Statements.  As soon as practicable, and in any
              ----------------------------
event within 30 days after the close of each of month of each fiscal year of the Company, a consolidated balance sheet, statement of income and statement of changes in cash flow of the Company and its Subsidiaries as of the close of each month and the portion of the Company's fiscal year ending on the last day of such month, all in reasonable detail and prepared in accordance with U.S. generally accepted accounting principles, consistently applied, subject to audit and year end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous year;

          (ii) Business Plan; Projections.  Prior to the commencement of each
               --------------------------
fiscal year of the Company, an annual business plan of the Company and projections of operating results, prepared on a monthly basis, and a three-year business plan of the Company and projections of operating results. Within 45 days of the close of each fiscal quarter of the Company, the Company shall provide its directors with a comparison of actual year-to-date results with the corresponding budgeted figures;

          (iii) Audit Reports.  Promptly upon receipt thereof, one copy of each
                -------------
other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company and its Subsidiaries; and

          (iv) Requested Information.  With reasonable promptness, the Company
               ---------------------
shall furnish each director with such other data and information as from time to time may be reasonably requested.

          The Company acknowledges that its obligations under this Section 5(b) shall not limit the rights of its directors under applicable law to obtain information and other materials from the Company.

          (c) Inspection.  From and after the date hereof, the Company will
              ----------
permit each Investor owning more than 5% of the issued and outstanding shares of Common Stock or Preferred Stock, its nominee, assignee or its representative to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with said Investor, its nominee, assign and representatives the finances and affairs of the Company and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested.

          (d) Confidentiality.  As to so much of the information and other
              ---------------
material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof) as constitutes or contains confidential business, financial or other information of the Company or its Subsidiaries, each Investor covenants for itself and its directors, officers, partners and stockholders that it will use due care to prevent its respective officers, directors, employees, counsel, accountants and other representatives from disclosing such information to persons other than their respective authorized employees, counsel, accountants, stockholders, partners, limited partners and other authorized representatives; provided, however, that the Investor may
                                  --------  -------
disclose or deliver any information or other material disclosed to or received by the Investor should such disclosure or delivery be required by law.

          6.  REGISTRATION RIGHTS
              -------------------

          (a)  Definitions.  As used in this Section 6:

          (i) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

          (ii)  the term "Holder" shall mean any holder of Registrable
Securities;

          (iii) the term "Initiating Holder" shall mean Warburg;

          (iv) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          (v) the term "Registrable Securities" means (A) the shares of Common Stock and Preferred Stock issued to the Investors pursuant to the Subscription Agreements, dated as of February 29, 1996, between each of such Investors and the Company, (B) any additional shares of Common Stock or Preferred Stock acquired by the Investors (other than pursuant to the Stock Plan or any other incentive plan), (C) any shares of Common Stock issued in exchange for, or upon the conversion of, Preferred Stock and (D) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock or Preferred Stock referred to in clause (A), (B) or (C) above;

          (vi) "Registration Expenses" shall mean (x) all expenses incurred by the Company in compliance with Sections 6(b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) and (y) all reasonable fees and disbursements of counsel for each of the Holders; and

          (vii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

          (b)  Requested Registration.
               ----------------------

          (i)  Request for Registration.  If the Company shall receive from the
               ------------------------
Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

               (A) promptly give written notice of the proposed registration to all other Holders of Registrable Securities of the same class as the Registrable Securities specified in such request; and

               (B) as soon as practicable, use all reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of the same class as the Registrable Securities specified in such request of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 6(b)(i)(A) above; provided that the Company shall not be obligated to
                       --------
     effect, or take any action to effect, any such registration pursuant to this Section 6(b):

                    (x) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                    (y) (i) With respect to a request for registration of shares of Common Stock, after the Company has effected two (2) such registrations pursuant to this Section 6(b) requested by the

          Initiating Holder and (ii) with respect to a request for registration of shares of Preferred Stock, after the Company has effected two (2) such registrations pursuant to this Section 6(b) requested by the Initiating Holder, and, in each case, such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

                    (z) If the Registrable Securities requested by all Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $25,000,000.

          The registration statement filed pursuant to the request of the Initiating Holder may, subject to the provisions of Section 6(b)(ii) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company's right to include any of its securities in any such registration shall be subject to the limitations set forth in Section 6(b)(ii) below.

          The registration rights set forth in this Section 6 shall be assignable, in whole or in part, to any permitted transferee of the Shares, provided such transferee executes and delivers to the Company and Warburg a Joinder Agreement.

          (ii)  Underwriting.  If the Initiating Holder intends to distribute
                ------------
the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 6(b).

          If officers or directors of the Company holding shares of Common Stock (other than Registrable Securities) shall request inclusion in any registration pursuant to Section 6(b), or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Shareholders") request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 6. The Holders whose shares are to be included in such registration and the Company shall (together with all officers, directors and Other Shareholders proposing to distribute their securities (in each case, other than Registrable Securities) through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holder and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 6(b), (i) if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the securities of the Company held by officers or directors (other than Registrable Securities) of the Company and the securities held by Other Shareholders shall be excluded from such registration to the extent so required by such limitations and (ii) if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be sold by officers and directors of the Company, the securities of the Company held by such officers or directors (including Registrable Securities) shall be excluded from such registration to the extent so required by such limitations. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by the respective Holders) by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holder. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (iii) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this
Section 6(b), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holder; provided, however, that
                                                       --------  -------
the Company may not utilize this right more than once in any twelve (12) month period.

          (c)  Company Registration.
               --------------------

          (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities (of the same class of equity securities being registered under such registration statement) specified in a written request or requests, made by the Holders within ten business days after receipt of the written notice from the Company described in clause
     (i) above, except as set forth in Section 6(c)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities of the same class of equity securities being registered under such registration statement.

          (ii)  Underwriting.  If the registration of which the Company gives
                ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 6(c)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 6(c) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities (of the same class of equity securities being registered under such registration statement) in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 6(c), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Shareholders of the Company (in each case, other than Registrable Securities) and, if required by the representative of the underwriters, the securities of the Company held by officers and directors of the Company (including Registrable Securities), shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders shall be reduced, on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (iii) Number and Transferability.  Each of the Holders shall be
                --------------------------
entitled to have its shares included in an unlimited number of registrations pursuant to this Section 6(c). The registration rights granted pursuant to this
Section 6(c) shall be assignable, in whole or in part, to any permitted transferee of the Shares, provided such transferee executes and delivers to the Company and to Warburg a Joinder Agreement.

          (d) Form S-3.  Following the Initial Public Offering the Company shall
              --------
use its best efforts to qualify for registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request unlimited registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such holders), subject only to the following:

          (i) The Company shall not be required to effect a registration pursuant to this Section 6(d) unless the Holder or Holders of Registrable Securities requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $5,000,000.

          (ii) The Company shall not be required to effect a registration pursuant to this Section 6(d) within 180 days of the effective date of the most recent registration pursuant to this Section 6(d) in which securities held by the requesting Holder could have been included for sale or distribution.

          (iii) The Company shall not be required to effect a registration pursuant to this Section 6(d) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement. In such event, the Company shall have the right to defer the filing of the registration statement no more than once during any twelve (12) month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 6(d).

          (iv) The Company shall not be obligated to effect any registration pursuant to this Section 6(d) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

          The Company shall give written notice thereof to all Holders of Registrable Securities within five (5) days of the receipt of a request for registration pursuant to this Section 6(d) and shall provide a reasonable opportunity for other Holders of Registrable Securities to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 6(b)(ii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

          (e)  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 6 (whether or not such registration, qualification or compliance is effectuated) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered (or proposed to be registered) pro rata on the basis of the number of their shares so registered (or proposed to be registered).

          (f)  Registration Procedures.  In the case of each registration
               -----------------------
effected by the Company pursuant to Section 6, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in Section 6(j) hereof; and (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the

Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement; and

          (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request.

          (g)  Indemnification.
               ---------------

          (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 6, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Holder with respect to such Holder or underwriter with respect to such underwriter and stated to be specifically for use therein.

          (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each Other Shareholder and each of their officers, directors, and partners, and each person controlling such Other Shareholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to such Holder contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact with respect to such Holder required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

          (iii) Each party entitled to indemnification under this Section 6(g) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (iv) If the indemnification provided for in this Section 6(g) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

          (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (vii) Any indemnification payments required to be made to an Indemnified Party under this Section 6(g) shall be made as the related claims, losses, damages, liabilities or expenses are incurred.

          (h)  Information by the Holders.  Each of the Holders and each Other
               --------------------------
Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section
6. Neither Warburg nor any Non-Management Investor shall be required, in connection with any underwriting arrangements entered into in connection with any registration, to provide any information, representations or warranties, or covenants with respect to the Company, its business or its operations, and such Investors shall not be required to provide any indemnification with respect to any registration statement except as specifically provided for in Section 6(g)(ii) hereof.

          (i)  Rule 144 Reporting.
               ------------------

          With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

                 (A) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (B) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                 (C) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

        (j)  "Market Stand-off" Agreement.  Each of the Holders agrees, if
             ----------------------------
requested by the Company and an underwriter of Common Stock or Preferred Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any shares of Common Stock or Preferred Stock (or other securities) of the Company held by such Holder during the 90-day period (or such longer period if requested by such underwriter, up to 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

            (i) such agreement only applies to the first such registration statement of the Company which includes securities to be sold on the Company's behalf to the public in an underwritten offering; and

            (ii) all officers and directors of the Company enter into similar agreements.

       If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 90-day period (or such longer period if requested by the underwriter, up to 180 days). The provisions of this Section 6(j) shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

        (k)  Termination.  The registration rights set forth in this Section 6
             -----------
shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k)). The Company will arrange for a provision to the transfer agent for such shares of an opinion of counsel in connection with any such sale under Rule 144.

          7.   TERMINATION.  The Agreement shall terminate:
               -----------

          (a) upon the closing of the Initial Public Offering, except for the provisions of Sections 1(b)(i), 1(b)(ii), 1(c), 5(d) and 6, any election made by Warburg pursuant to Section 1(b)(i) or 9(d) and any election made by NationsBanc Investment Corp. pursuant to Section 9(d), which shall remain in full force and effect following the closing of the Initial Public Offering, provided, however, that Section 1(b)(i) shall terminate upon the later of the closing of an Initial Public Offering and the Lender Board Requirement Termination Date; or

          (b) on the date on which (i) Warburg, (ii) the holder or holders of a majority of the shares of Common Stock (other than Plan Stock and other than those shares held by Warburg or its Affiliates), which shall include Management Investors holding a majority of such shares held by Management Investors, and (iii) during such time that the Preferred Stock is convertible into Common Stock, the holder or holders of a majority of the shares of Preferred Stock (other than those shares held by Warburg or its Affiliates), which shall include Management Investors holding a majority of such shares held by Management Investors, shall have agreed in writing to terminate this Agreement.

          Notwithstanding anything in this Agreement to the contrary, if a Management Investor's employment with the Company and its Subsidiaries is terminated, whether by such Management Investor or by the Company, whether with or without cause or whether due to the death or disability, all rights (other than his rights under Section 6) of such Management Investor under this Agreement (but not the obligations) shall be terminated.

          8.   INTERPRETATION OF THIS AGREEMENT
               --------------------------------

          (a) Terms Defined.  As used in this Agreement, the following terms
              -------------
have the respective meaning set forth below:

          Affiliate: any person or entity, directly or indirectly, controlling,
          ---------
controlled by or under common control with such person or entity.

          Exchange Act:  the Securities Exchange Act of 1934, as amended.
          ------------

          Initial Public Offering:  the completion of an underwritten initial
          -----------------------
public offering for shares of Common Stock pursuant to a registration statement under the Securities Act resulting in net proceeds to the Company and/or any selling shareholders of not less than $25,000,000.

          Lynch Employment Agreement: the Employment Agreement, dated as of
          --------------------------
February 29, 1996, between Lynch and the Company.

          Person:  an individual, partnership, joint-stock company, corporation,
          ------
limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

          Security, Securities:  as defined in Section 2(1) of the Securities
          --------------------
Act.

          Securities Act:  the Securities Act of 1933, as amended.
          --------------

          Staniar Employment Agreement: the Employment Agreement, dated as of
          ----------------------------
February 29, 1996, between Staniar and the Company.

          Subsidiary:  a corporation of which the Company owns, directly or
          ----------
indirectly, more than fifty percent 50% of the Voting Stock.

          Transfer:  any sale, assignment, pledge, hypothecation, or other
          --------
disposition or encumbrance, whether or not for consideration.

          Voting Stock:  securities of any class or classes of a corporation the
          ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          Warburg Directors:  any director of the Company, including a
          -----------------
Substitute Director, designated by Warburg pursuant to a provision of this Agreement.

          (b) Accounting Principles.  Where the character or amount of any asset
              ---------------------
or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with U.S. generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

          (c) Directly or Indirectly.  Where any provision in this Agreement
              ----------------------
refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

          (e) Section Headings.  The headings of the sections and subsections of
              ----------------
this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

          9.   MISCELLANEOUS
               -------------

          (a)  Notices.
               -------

          (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

          (A) if to any of the Management Investors, at the address of such Management Investor shown on Schedule I, or at such other address as the Management Investor may have furnished the Company in writing;

          (B) if to Warburg, at 466 Lexington Avenue, New York, New York 10017,
Attention: Jeffrey A. Harris, or at such other address as Warburg may have furnished the Company in writing;

          (C) if to the Company, to T.K.G. Acquisition Corp., c/o Warburg, Pincus Ventures, L.P., 466 Lexington Avenue, New York, New York 10017,
Attention: Jeffrey A. Harris, or at such other address as it may have furnished in writing to each of the Investors; and

          (D) if to any of the Non-Management Investors, at the address of such Non-Management Investor shown on Schedule II, or at such other address as the Non-Management Investor may have furnished the Company in writing.

          (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

          (b) Reproduction of Documents.  This Agreement and all documents
              -------------------------
relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Investors pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by an photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (c) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties.

          (d) Entire Agreement; Amendment and Waiver.  This Agreement and the
              --------------------------------------
Subscription Agreements constitute the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of (i) Warburg, (ii) the holder or holders of a majority of the shares of Common Stock (other than Plan Stock and other than those shares held by Warburg or its Affiliates), which shall include Management Investors holding a majority of such shares held by Management Investors, and (iii) during such time that the Preferred Stock is convertible into Common Stock, the holder or holders of a majority of the shares of Preferred Stock (other than those shares held by Warburg or its Affiliates), which shall include Management Investors holding a majority of such shares held by Management Investors. Without limiting the foregoing, at any time, by written notice to the Company,
(I) Warburg may elect, which election shall be irrevocable, (A) to limit its rights to vote the shares of Common Stock and Preferred Stock held by it to the lesser of (i) 50.0% of the voting rights of the Common Stock and Preferred Stock outstanding and (ii) the voting rights of the Common Stock and Preferred Stock held by it, or (B) to waive any or all rights it may have under this Agreement; provided, that, unless such election shall expressly state to the contrary, such election shall not apply to any shares that are Transferred by Warburg and (II) NationsBanc Investment Corp. may elect, which election shall be irrevocable, (A) to limit its rights to vote the shares of Common Stock and Preferred Stock held by it to the lesser of (i) 5.0% of the voting rights of the Common Stock and Preferred Stock outstanding and (ii) the voting rights of the Common Stock and Preferred Stock held by it, or (B) to waive any or all rights it may have under this Agreement; provided, that, unless such election shall expressly state to the contrary, such election shall not apply to any shares that are Transferred by NationsBanc Investment Corp.

          (e) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.



                            T.K.G. ACQUISITION CORP.


                         By: /s/ Burton B. Staniar
                             _______________________________
                             Name: Burton B. Staniar
                             Title: Chairman of the Board and
                                    Chief Executive Officer



                         WARBURG, PINCUS VENTURES, L.P.

                         By:  Warburg, Pincus & Co.,
                              General Partner



                         By: /s/ Jeffrey A. Harris
                             _______________________________
                             Name: Jeffrey A. Harris
                             Title: Managing Director



                         NON-MANAGEMENT INVESTOR:

                         NATIONSBANC INVESTMENT CORP.



                         By: /s/ Ann B. Hayes
                             ________________________________
                             Name: Ann B. Hayes
                             Title: Senior Vice President



                         MANAGEMENT INVESTORS:


                         [Signatures on following pages]

     Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg,
                    -------- --
Pincus Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                              /s/ Burton B. Staniar
                              -----------------------------------
                              Burton B. Staniar

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.

                         /s/ John H. Lynch
                         -----------------------------------
                         John H. Lynch

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including
                            the Management Investor

                                set forth below.


                         /s/ Wolfgang Billstein
                         -----------------------------------
                         Wolfgang Billstein

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Kathleen G. Bradley
                         -----------------------------------
                         Kathleen G. Bradley

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus

Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Andrew B. Cogan
                         -----------------------------------
                         Andrew B. Cogan

   Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Barbara E. Ellixson
                         -----------------------------------
                         Barbara E. Ellixson

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Arthur C. Graves
                         -----------------------------------
                         Arthur C. Graves

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Pamela G. Jones
                         -----------------------------------
                         Pamela G. Jones

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Barry L. McCabe
                         -----------------------------------
                         Barry L. McCabe

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Patrick A. Milberger
                         -----------------------------------
                         Patrick A. Milberger

  Signature Page to Stockholders Agreement (Common Stock and Preferred Stock), dated as of February 29, 1996, among T.K.G. Acquisition Corp., Warburg, Pincus
            -------- --
Ventures, L.P. and certain other stockholders, including the Management Investor set forth below.


                         /s/ Alan S. Millstein
                         -----------------------------------
                         Alan S. Millstein

                                 SCHEDULE I


                              Management Investors
                              --------------------



Wolfgang Billstein
Ziegelhoette 32
61476 Kronberg
Germany

Kathleen G. Bradley
3925 N. Stratford
Atlanta, Georgia  30342

Andrew B. Cogan
1 West 64th Street, Apt. 4B
New York, New York  10023

Barbara E. Ellixson
308 Country Club Dr.
Lansdale, Pennsylvania  19446

Arthur C. Graves
222 Cazneau Ave.
Sausalito, California  94965

Pamela G. Jones
6205 Mountain Brook Lane
Atlanta, Georgia  30328

John H. Lynch
c/o F. George Davitt, Esq.
Testa Hurwitz & Thibeault
125 High Street
Boston, Massachusetts  02110

Barry L. McCabe
5255 Deborah Court
Doylestown, Pennsylvania  18901

Patrick A. Milberger
2427 Saucon Circle
Emmaus, Pennsylvania  18049

Alan S. Millstein
750 Hunt Drive
Yardley, Pennsylvania  19067

Burton B. Staniar
23 Glendon Road
Ho-Ho-Kus, New Jersey  07423

                                  SCHEDULE II


                            Non-Management Investors
                            ------------------------



NationsBanc Investment Corp.
100 North Tryon Street, 10th Floor
Charlotte, North Carolina  28255
Attn:  Ann Hayes

                                                                       EXHIBIT A
                                                                       ---------

                               JOINDER AGREEMENT
                               -----------------

          Joinder Agreement, dated as of this ____ day of February, 1996, by and among T.K.G. Acquisition Corp., a Delaware corporation (the "Company"), and the undersigned (the "Investor").

          Reference is made to that certain Stockholders Agreement (Common Stock and Preferred Stock) (the "Stockholders Agreement"), dated as of February 29, 1996, by and among T.K.G. Acquisition Corp., Warburg, Pincus Ventures, L.P. and the other holders of Common Stock and Preferred Stock from time to time party thereto, as the same may from time to time be amended.

          By executing this Joinder Agreement, the Investor hereby agrees to be bound by the terms of the Stockholders Agreement as if he were an original signatory to such Agreement and shall be deemed to be a [Non-]Management Investor thereunder.

          [insert for corporations only: The Investor hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of ____________ and has the power and authority to
                                ------------
execute and deliver this Agreement and perform its obligations hereunder, (ii) the execution, delivery and performance of this Agreement has been authorized by the board of directors of the Investor and no other approval or authorization is necessary and (iii) the execution, delivery and performance of this Agreement does not conflict with or violate the terms of its Certificate of Incorporation or By-laws or any agreement to which it is a party or may be bound.]

          IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.


                                      ------------------------------
                                      Name:



Agreed to and Accepted by:

T.K.G. ACQUISITION CORP.



_____________________________
Name:
Title: